UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

May 17, 2017

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)
(415) 427-0100
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 17, 2017, The Gap, Inc. (“the Company”) held its annual meeting of shareholders (“Annual Meeting”) in San Francisco, California. As of March 20, 2017, the Company’s record date for the Annual Meeting, there were a total of 400,220,798 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 368,423,385 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:
1.Election of the Directors nominated by the Board of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Robert J. Fisher	279,607,400	66,481,489	1,243,733	21,090,763
William S. Fisher	342,205,131	4,936,944	190,547	21,090,763
Tracy Gardner	341,612,510	5,496,677	223,435	21,090,763
Brian Goldner	346, 301,309	807,226	224,087	21,090,763
Isabella D. Goren	346,226,411	890,197	216,014	21,090,763
Bob L. Martin	341,148,152	5,956,996	227,474	21,090,763
Jorge P. Montoya	342,939,164	4,168,080	225,378	21,090,763
Art Peck	342,940,600	4,165,647	226,375	21,090,763
Mayo A. Shattuck III	340,894,635	6,217,283	220,704	21,090,763
Katherine Tsang	345,889,620	1,217,528	225,474	21,090,763

Based on the votes set forth above, the director nominees were duly elected.

2.     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018.

For	Against	Abstain
364,991,443	2,704,428	727,514

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018 was duly ratified.

3.    An advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years.

One	Two	Three	Abstain	Broker Non-Votes
312,858,799	233,298	34,053,644	186,881	21,090,763

Based on the votes set forth above, the shareholders recommended holding an advisory vote on the overall compensation of the Company’s named executive officers every year.

In accordance with the shareholders' recommendation, the Company has determined that an advisory vote on the overall compensation of the named executive officers of the Company will be conducted every year, until the next shareholder advisory vote on the frequency of the advisory vote on the overall compensation of the named executive officers of the Company.

4.    Approval, on an advisory basis, of the overall compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Votes
337,440,934	9,590,487	301,201	21,090,763

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved.
5.     Approval of the amendment and restatement of The Gap, Inc. Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
346,435,658	677,607	219,357	21,090,763

Based on the votes set forth above, the amendment and restatement of The Gap, Inc. Employee Stock Purchase Plan was approved.

6.     Approval of the shareholder proposal contained in the proxy statement.

For	Against	Abstain	Broker Non-Votes
2,552,085	323,333,613	21,446,924	21,090,763
Based on the votes set forth above, the shareholder proposal was not approved.

Item 9.01.    Exhibits.
10.1     The Gap, Inc. Employee Stock Purchase Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 17, 2017, Commission File No. 1-7562.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.
(Registrant)

Date:	May 18, 2017	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President, Global General Counsel,
Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Gap, Inc. Employee Stock Purchase Plan, filed as Appendix A to the Company’s definitive proxy statement for its annual meeting of shareholders held on May 17, 2017, Commission File No. 1-7562.